Exhibit 10.22(b)

SUMMARY OF AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

Two Rivers Water & Farming Company, a Colorado corporation (the “Company”), and Powderhorn 1, LP, a Delaware limited partnership, are parties to a Securities Purchase Agreement dated February 9, 2018, pursuant to which the Company issued to the Powderhorn 1, LP a 12.5% original issue discount convertible promissory note in the principal amount of $675,000 in exchange for $600,000 in cash.

Pursuant to Section 4.1(a) of such securities purchase agreement, the Company was required to have a Registration Statement on Form S-1 for the registration of the resale by the Powderhorn 1, LP of the shares of the Company’s common stock issuable upon conversion of such note declared effective by the Securities and Exchange Commission by April 10, 2018.

On April 2, 2018, the parties agreed via email exchange, effective upon a specified amortization payment, to defer the Company’s obligation to have such Registration Statement declared effective until May 8, 2018.